UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund:    BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Plus Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2013

Date of reporting period: 09/30/2013

Item 1 – Report to Stockholders

SEPTEMBER 30, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Large Cap Core Plus Fund	of BlackRock Large Cap Series Funds, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Dear Shareholder

One year ago, financial markets were in a soft patch as global trade slowed, driven by a recession in Europe and decelerating growth in China. Volatility increased toward the end of 2012 due to growing concern that bipartisan gridlock in Washington, D.C. would preclude a timely resolution to US budget negotiations. Failure to reach an agreement before the end of the year would have triggered the “fiscal cliff” of pre-mandated tax increases and spending cuts as of the beginning of 2013, putting the US economy at risk for recession. The worst of the fiscal cliff was averted, however, with a last-minute tax deal, allowing markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, comments from the Fed suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in US Treasury yields resulted in tumbling bond prices. Markets rebounded in late June when the tone of the US central bank turned more dovish. Improving economic indicators and a positive outlook for corporate earnings further boosted risk assets in July, with major US equity indices hitting new record highs.

Markets slumped again in August as investors became wary amid looming macro risks. Mixed economic data stirred up worries about global growth and renewed anxieties about when and how much the Fed would scale back on its asset purchase program. Additional volatility stemmed from the escalation of the revolution in Egypt and the civil war in Syria. These conflicts underscored the broader issue of rising geopolitical instability in the Middle East/North Africa region and put upward pressure on oil prices, creating an additional headwind for global economic growth.

September was surprisingly positive for investors thanks to the easing of several key risks. Most importantly, the Federal Reserve defied market expectations with its decision to maintain the current pace of its asset purchase program. Additionally, the more hawkish candidate to become the next Federal Reserve Chairman, Larry Summers, withdrew from the race. On the geopolitical front, the violence in Egypt subsided and the situation in Syria no longer appeared to warrant foreign military intervention. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. These developments drove all asset classes generally higher for the month of September even though the final week of the month saw risk markets decline due to political wrangling over US fiscal policy, which ultimately led to a government shutdown at the close of the period.

Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the strongest returns for the 6- and 12-month periods ended September 30, 2013. Emerging markets, in contrast, struggled with slowing growth and weakening currencies. Rising interest rates resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, generated positive returns as investors looked to the asset class for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.31%	19.34%
US small cap equities (Russell 2000® Index)	13.61	30.06
International equities (MSCI Europe, Australasia, Far East Index)	10.47	23.77
Emerging market equities (MSCI Emerging Markets Index)	(2.78)	0.98
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.19)	(5.71)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.77)	(1.68)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.47)	(2.25)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.81	7.14

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2013

Investment Objective

BlackRock Large Cap Core Plus Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2013, the Fund underperformed its benchmark, the Russell 1000® Index.

•

The Fund pursues long-term capital growth by taking long positions (i.e., purchases the security outright) primarily in large cap companies identified as attractive, and short positions (i.e., sells a security that it has borrowed) in securities identified as overvalued or poised for underperformance.

What factors influenced performance?

•	The short segment of the Fund detracted from performance, while the long segment generated positive results for the period.

•

Detracting from performance were the Fund’s short positions in the consumer discretionary, information technology (“IT”) and industrials sectors. In the long segment of the Fund, positions in the health care and energy sectors hurt relative results. Within health care, a lack of exposure to biotechnology, the top-performing industry in the sector, hindered returns. Although the Fund added exposure to biotechnology later in the reporting period, the move proved untimely in the short run as a number of stocks subsequently declined. In energy, volatility in crude oil prices and the narrowing of crack spreads (i.e., the difference between the price of crude oil and prices of the petroleum products derived from it) raised concerns about the sustainability of profit margins for oil refiners held in the Fund, including PBF Energy, Inc. and Tesoro Corp. Additional individual detractors included major oil companies Exxon Mobil Corp. and Chevron Corp., both of which saw profits fall amid a drop in oil prices, lower production and softer demand for refining products. Moreover, these names generally lagged the performance of higher-beta (i.e., more volatile than the market) exploration and production stocks.

•

Contributing positively to performance were the Fund’s long positions in the financials and industrials sectors. In financials, an overweight in US money center banks had a positive impact on results as key holdings, including Citigroup, Inc. and The Goldman Sachs Group, Inc., surged on a strong recovery in capital markets activity, progress in cost-saving initiatives and improving trends across the broader US economy. The prospect of rising interest rates was an additional tailwind for financial holdings, while the Fund’s avoidance of interest-rate-sensitive real estate investment trusts (“REITs”) proved advantageous as well. Within industrials, an overweight in airline names, including United Continental Holdings, Inc. and Delta Air Lines, Inc., boosted returns. Airline stocks performed well as a combination of strong demand, higher ticket prices and slimmed-down operations resulted in increased profits industry-wide. Select machinery and industrial conglomerates holdings also added to relative results. With respect to short positions, the Fund generated outperformance in the materials and utilities sectors.

•

More broadly, the Fund benefited from an underweight to high-yielding, high-payout stocks, which outperformed in the first four months of 2013, but subsequently lagged. An analysis of these defensive groups, such as consumer staples, utilities, REITs and telecommunication services stocks, indicated that their relative valuations were higher than nearly any point in the last 30 years, and as a result, the Fund maintained underweights or entirely avoided these segments.

Describe recent portfolio activity.

•	During the 12-month period, the Fund notably increased its long exposures to the IT and industrials sectors, while materially reducing its weightings in consumer staples and energy.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the long segment of the Fund held its largest sector overweight in financials, followed by health care and IT. Consumer staples and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States.

[3]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.94%	18.03%	N/A	9.41%	N/A	4.29%	N/A
Investor A	5.76	17.59	11.42%	9.10	7.93%	3.98	3.02%
Investor C	5.32	16.83	15.83	8.32	8.32	3.23	3.23
Russell 1000® Index	8.83	20.91	N/A	10.53	N/A	5.24	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on December 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[9]
			Expenses Paid During the Period			Including Dividend Expense, Stock Loan Fees and Interest Expense		Excluding Dividend Expense, Stock Loan Fees and Interest Expense
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Including Dividend Expense, Stock Loan Fees and Interest Expense[7]	Excluding Dividend Expense, Stock Loan Fees and Interest Expense[8]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[7]	Ending Account Value September 30, 2013	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,059.40	$10.63	$6.83	$1,000.00	$1,014.61	$10.40	$1,018.30	$6.69
Investor A	$1,000.00	$1,057.60	$12.16	$8.31	$1,000.00	$1,013.11	$11.89	$1,016.85	$8.15
Investor C	$1,000.00	$1,053.20	$15.92	$12.08	$1,000.00	$1,009.42	$15.58	$1,013.16	$11.85

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.07% for Institutional, 2.37% for Investor A, and 3.11% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.33% for Institutional, 1.62% for Investor A, and 2.36% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[9]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charge and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2013 and held through September 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Fund’s Notes to Financial Statements.

6	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Fund Information

As of September 30, 2013

Ten Largest Holdings	Percent of Long-Term Investments

Google, Inc., Class A	3%
Bank of America Corp.	3
JPMorgan Chase & Co.	3
Pfizer, Inc.	3
Mastercard, Inc., Class A	3
3M Co.	3
Citigroup, Inc.	2
Merck & Co., Inc.	2
Lowe’s Cos., Inc.	2
U.S. Bancorp	2

Sector Allocation	Percent of Long-Term Investments

Information Technology	23%
Financials	21
Health Care	15
Consumer Discretionary	12
Industrials	11
Energy	11
Materials	5
Consumer Staples	2

Ten Largest Investments Sold Short	Percent of Investments Sold Short

Sears Holdings Corp.	1%
Tesla Motors, Inc.	1
Laredo Petroleum Holdings, Inc.	1
Zynga, Inc., Class A	1
ServiceNow, Inc.	1
Cheniere Energy, Inc.	1
Salesforce.com, Inc.	1
Concho Resources, Inc.	1
SandRidge Energy, Inc.	1
Splunk, Inc.	1

Sector Allocation	Percent of Investments Sold Short

Information Technology	23%
Energy	17
Industrials	17
Materials	13
Consumer Discretionary	11
Utilities	6
Health Care	5
Telecommunication Services	3
Financials	3
Consumer Staples	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	7

Schedule of Investments September 30, 2013
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.5%
The Boeing Co.	4,030	$473,525
Rockwell Collins, Inc.	2,200	149,292

		622,817
Airlines — 2.2%
United Continental Holdings, Inc. (a)	29,440	904,102
Auto Components — 3.3%
BorgWarner, Inc.	4,820	488,700
TRW Automotive Holdings Corp. (a)	11,880	847,163

		1,335,863
Biotechnology — 3.1%
Amgen, Inc.	4,360	488,058
Biogen Idec, Inc. (a)	1,170	281,689
Celgene Corp. (a)	2,200	338,646
Gilead Sciences, Inc. (a)	2,150	135,106

		1,243,499
Capital Markets — 1.8%
The Goldman Sachs Group, Inc. (b)	4,450	704,034
Chemicals — 1.6%
Cabot Corp.	7,664	327,329
PPG Industries, Inc.	1,810	302,379

		629,708
Commercial Banks — 5.2%
Regions Financial Corp.	18,700	173,162
SunTrust Banks, Inc.	24,560	796,235
U.S. Bancorp (b)	30,870	1,129,225

		2,098,622
Commercial Services & Supplies — 0.9%
Tyco International Ltd.	9,820	343,504
Communications Equipment — 3.3%
Brocade Communications Systems, Inc. (a)	57,220	460,621
Cisco Systems, Inc.	37,200	871,224

		1,331,845
Computers & Peripherals — 6.2%
Apple, Inc. (b)	1,879	895,813
EMC Corp.	37,500	958,500
NetApp, Inc.	11,800	502,916
Western Digital Corp.	2,425	153,745

		2,510,974
Construction & Engineering — 2.0%
KBR, Inc.	24,580	802,291
Consumer Finance — 2.8%
Discover Financial Services (b)	22,310	1,127,547
Containers & Packaging — 2.2%
Packaging Corp. of America	12,556	716,822

Common Stocks	Shares	Value
Containers & Packaging (concluded)
Rock-Tenn Co., Class A	1,850	$187,350

		904,172
Diversified Financial Services — 9.9%
Bank of America Corp.	99,137	1,368,091
Citigroup, Inc. (b)	25,750	1,249,132
JPMorgan Chase & Co. (b)	26,423	1,365,805

		3,983,028
Electronic Equipment, Instruments & Components — 1.8%
Avnet, Inc.	11,040	460,478
TE Connectivity Ltd.	5,040	260,971

		721,449
Energy Equipment & Services — 4.2%
Halliburton Co.	10,470	504,131
Oceaneering International, Inc.	4,970	403,763
Schlumberger Ltd.	8,700	768,732

		1,676,626
Food & Staples Retailing — 3.1%
CVS Caremark Corp. (b)	19,870	1,127,622
Wal-Mart Stores, Inc.	1,385	102,435

		1,230,057
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories (b)	12,270	407,241
Medtronic, Inc.	12,900	686,925

		1,094,166
Health Care Providers & Services — 4.4%
Aetna, Inc.	7,200	460,944
Envision Healthcare Holdings, Inc. (a)	1,100	28,633
McKesson Corp. (b)	7,460	957,118
Universal Health Services, Inc., Class B	4,180	313,458

		1,760,153
Industrial Conglomerates — 3.3%
3M Co. (b)	11,150	1,331,422
Insurance — 7.2%
Allied World Assurance Co. Holdings AG	5,540	550,621
American Financial Group, Inc. (b)	10,290	556,277
American International Group, Inc.	19,630	954,607
The Chubb Corp.	1,755	156,651
The Travelers Cos., Inc.	8,065	683,670

		2,901,826
Internet Software & Services — 4.8%
AOL, Inc. (a)	7,500	259,350
Google, Inc., Class A (a)	1,899	1,663,353

		1,922,703

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ETF Exchange-Traded Funds S&P Standard & Poor’s

See Notes to Financial Statements.

8	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services — 6.5%
DST Systems, Inc. (b)	10,545	$795,198
Mastercard, Inc., Class A	1,996	1,342,869
Teradata Corp. (a)	8,820	488,981

		2,627,048
Machinery — 4.5%
Dover Corp.	3,760	337,761
Ingersoll-Rand PLC	11,140	723,432
Oshkosh Corp. (a)	6,105	299,023
WABCO Holdings, Inc. (a)	5,190	437,309

		1,797,525
Media — 4.6%
Comcast Corp., Class A	24,790	1,119,268
Twenty-First Century Fox, Inc. (b)	22,309	747,352

		1,866,620
Multiline Retail — 1.3%
Dillard’s, Inc., Class A	2,800	219,240
Macy’s, Inc.	7,000	302,890

		522,130
Oil, Gas & Consumable Fuels — 10.3%
Chevron Corp.	6,675	811,013
Exxon Mobil Corp. (b)	6,005	516,670
Marathon Petroleum Corp.	12,840	825,869
PBF Energy, Inc.	15,596	350,130
Suncor Energy, Inc.	27,325	977,689
Tesoro Corp. (b)	15,390	676,852

		4,158,223
Paper & Forest Products — 2.6%
Domtar Corp.	7,435	590,488
International Paper Co.	10,200	456,960

		1,047,448
Pharmaceuticals — 8.6%
AbbVie, Inc. (b)	10,670	477,269
Eli Lilly & Co. (b)	8,055	405,408
Merck & Co., Inc. (b)	25,930	1,234,527
Pfizer, Inc. (b)	47,200	1,355,112

		3,472,316
Semiconductors & Semiconductor Equipment — 2.7%
Applied Materials, Inc.	41,340	725,104
Teradyne, Inc. (a)	22,690	374,839

		1,099,943
Software — 3.9%
Activision Blizzard, Inc.	8,800	146,696
Microsoft Corp. (b)	8,285	275,973
Oracle Corp.	23,850	791,105
Symantec Corp.	15,040	372,240

		1,586,014
Specialty Retail — 5.7%
Lowe’s Cos., Inc.	25,900	1,233,099
Ross Stores, Inc.	14,670	1,067,976

		2,301,075
Trading Companies & Distributors — 0.5%
MRC Global, Inc. (a)	7,401	198,347

Exchange-Traded Funds — 0.7%	Shares	Value
iShares Core S&P 500 ETF(c)	1,600	$270,240
Total Long-Term Investments (Cost — $ 41,869,781) — 129.4%		52,127,337

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	1,090,497	1,090,497
Total Short-Term Securities (Cost — $ 1,090,497) — 2.7%		1,090,497
Total Investments Before Investments Sold Short (Cost — $ 42,960,278) — 132.1%		53,217,834

Investments Sold Short
Aerospace & Defense — (0.3)%
TransDigm Group, Inc.	880	(122,056)
Automobiles — (0.4)%
Tesla Motors, Inc.	850	(164,407)
Beverages — (0.3)%
Beam, Inc.	1,920	(124,128)
Building Products — (1.0)%
Armstrong World Industries, Inc.	2,470	(135,751)
Masco Corp.	6,430	(136,830)
Owens Corning	3,240	(123,055)

		(395,636)
Capital Markets — (0.6)%
Artisan Partners Asset Management, Inc.	2,410	(126,188)
Lazard Ltd., Class A	3,310	(119,226)

		(245,414)
Chemicals — (1.2)%
Airgas, Inc.	1,170	(124,078)
Ashland, Inc.	1,340	(123,923)
Rockwood Holdings, Inc.	1,860	(124,434)
The Scotts Miracle-Gro Co., Class A	2,270	(124,918)

		(497,353)
Commercial Services & Supplies — (0.6)%
Clean Harbors, Inc.	2,290	(134,331)
Iron Mountain, Inc.	4,420	(119,428)

		(253,759)
Communications Equipment — (0.9)%
JDS Uniphase Corp.	8,230	(121,063)
Palo Alto Networks, Inc.	2,490	(114,092)
Polycom, Inc.	12,460	(136,063)

		(371,218)
Computers & Peripherals — (0.6)%
Diebold, Inc.	4,020	(118,027)
Stratasys Ltd.	1,200	(121,512)

		(239,539)
Construction Materials — (1.0)%
Eagle Materials, Inc.	1,850	(134,218)

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	9

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Construction Materials (concluded)
Martin Marietta Materials, Inc.	1,250	$(122,713)
Vulcan Materials Co.	2,540	(131,597)

		(388,528)
Containers & Packaging — (0.3)%
MeadWestvaco Corp.	3,280	(125,886)
Diversified Financial Services — (0.3)%
Interactive Brokers Group, Inc., Class A	7,050	(132,329)
Diversified Telecommunication Services — (0.7)%
Level 3 Communications, Inc.	5,240	(139,856)
TW Telecom, Inc.	4,150	(123,940)

		(263,796)
Electric Utilities — (0.9)%
Duke Energy Corp.	1,760	(117,533)
Pepco Holdings, Inc.	6,150	(113,529)
The Southern Co.	2,800	(115,304)

		(346,366)
Electrical Equipment — (0.3)%
SolarCity Corp.	3,280	(113,488)
Electronic Equipment, Instruments & Components — (0.7)%
Dolby Laboratories, Inc., Class A	3,700	(127,687)
National Instruments Corp.	4,350	(134,546)

		(262,233)
Energy Equipment & Services — (0.6)%
Dresser-Rand Group, Inc.	1,980	(123,552)
McDermott International, Inc.	16,820	(124,973)

		(248,525)
Food Products — (0.3)%
Mondelez International, Inc., Class A	3,830	(120,339)
Health Care Equipment & Supplies — (0.3)%
Hologic, Inc.	5,390	(111,304)
Health Care Providers & Services — (0.3)%
Brookdale Senior Living, Inc.	4,270	(112,301)
Health Care Technology — (0.3)%
Allscripts Healthcare Solutions, Inc.	7,990	(118,811)
Hotels, Restaurants & Leisure — (0.3)%
Penn National Gaming, Inc.	2,320	(128,435)
Household Durables — (0.6)%
Taylor Morrison Home Corp., Class A	5,710	(129,332)
Toll Brothers, Inc.	3,940	(127,774)

		(257,106)
Independent Power Producers & Energy Traders — (0.3)%
Calpine Corp.	6,550	(127,266)
Internet & Catalog Retail — (0.3)%
Groupon, Inc.	11,880	(133,175)
Internet Software & Services — (0.3)%
Equinix, Inc.	710	(130,392)
Life Sciences Tools & Services — (0.3)%
QIAGEN N.V.	5,700	(121,980)
Machinery — (1.6)%
Caterpillar, Inc.	1,400	(116,718)
Harsco Corp.	5,020	(124,998)

Investments Sold Short	Shares	Value
Machinery (concluded)
Navistar International Corp.	3,610	$(131,693)
Pentair Ltd.	1,910	(124,035)
Xylem, Inc.	4,900	(136,857)

		(634,301)
Media — (0.9)%
Cablevision Systems Corp., Class A	6,300	(106,092)
Clear Channel Outdoor Holdings, Inc., Class A	16,050	(131,610)
DISH Network Corp., Class A	2,720	(122,427)

		(360,129)
Metals & Mining — (1.5)%
Allegheny Technologies, Inc.	4,360	(133,067)
Compass Minerals International, Inc.	1,650	(125,845)
Newmont Mining Corp.	3,980	(111,838)
Royal Gold, Inc.	2,120	(103,159)
Tahoe Resources, Inc.	7,350	(131,712)

		(605,621)
Multiline Retail — (0.6)%
JC Penney Co., Inc.	9,720	(85,730)
Sears Holdings Corp.	2,910	(173,552)

		(259,282)
Multi-Utilities — (0.6)%
NiSource, Inc.	3,970	(122,633)
Sempra Energy	1,420	(121,552)

		(244,185)
Oil, Gas & Consumable Fuels — (4.8)%
Cheniere Energy, Inc.	4,380	(149,533)
Cobalt International Energy, Inc.	4,210	(104,661)
Concho Resources, Inc.	1,300	(141,453)
CONSOL Energy, Inc.	3,890	(130,898)
Golar LNG Ltd.	3,230	(121,674)
Kinder Morgan, Inc.	3,270	(116,314)
Kosmos Energy Ltd.	11,620	(119,454)
Laredo Petroleum Holdings, Inc.	5,260	(156,117)
Pioneer Natural Resources Co.	710	(134,048)
QEP Resources, Inc.	4,210	(116,575)
Range Resources Corp.	1,550	(117,630)
SandRidge Energy, Inc.	24,030	(140,816)
Spectra Energy Corp.	3,550	(121,517)
Teekay Corp.	3,180	(135,945)
The Williams Cos., Inc.	3,460	(125,806)

		(1,932,441)
Pharmaceuticals — (0.6)%
Forest Laboratories, Inc.	2,810	(120,240)
Hospira, Inc.	2,990	(117,268)

		(237,508)
Professional Services — (0.3)%
Nielsen Holdings N.V.	3,710	(135,230)
Road & Rail — (0.3)%
Genesee & Wyoming, Inc., Class A	1,390	(129,228)
Semiconductors & Semiconductor Equipment — (1.6)%
Advanced Micro Devices, Inc.	33,180	(126,084)
Atmel Corp.	15,810	(117,626)
Fairchild Semiconductor International, Inc.	10,070	(139,872)

See Notes to Financial Statements.

10	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
ON Semiconductor Corp.	16,410	$(119,793)
Silicon Laboratories, Inc.	3,030	(129,411)

		(632,786)
Software — (3.1)%
Concur Technologies, Inc.	1,230	(135,915)
NetSuite, Inc.	1,260	(136,004)
Nuance Communications, Inc.	6,220	(116,283)
Salesforce.com, Inc.	2,740	(142,233)
ServiceNow, Inc.	2,930	(152,214)
Splunk, Inc.	2,330	(139,893)
Tableau Software, Inc., Class A	1,730	(123,245)
Workday, Inc., Class A	1,650	(133,535)
Zynga, Inc., Class A	42,110	(154,965)

		(1,234,287)

Investments Sold Short	Shares	Value
Specialty Retail — (0.4)%
Ulta Salon Cosmetics & Fragrance, Inc.	1,160	$(138,574)
Trading Companies & Distributors — (1.0)%
Fastenal Co.	2,610	(131,153)
GATX Corp.	2,710	(128,779)
United Rentals, Inc.	2,210	(128,821)

		(388,753)
Wireless Telecommunication Services — (0.3)%
SBA Communications Corp., Class A	1,670	(134,368)
Total Investments Sold Short
(Proceeds — $11,895,517) — (31.6)%		(12,722,463)
Total Investments — 100.5%		40,495,371
Liabilities in Excess of Other Assets — (0.5)%		(197,873)

Net Assets — 100.0%		$40,297,498

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged as collateral in connection with short sales.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Shares Purchased		Shares Sold	Shares Held at September 30, 2013	Value at September 30, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	385,464	705,033	[1]	—	1,090,497	$1,090,497	$858	—
iShares Core S&P 500 ETF	—	8,900		7,300	1,600	$270,240	$8,049	$74,041

[1]	Represents net shares purchased.

(d)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	11

Schedule of Investments (concluded)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$52,127,337	—	—	$52,127,337
Short-Term Securities	1,090,497	—	—	1,090,497
Liabilities:
Investments:
Investments Sold Short[1]	(12,722,463)	—	—	(12,722,463)
Total	$40,495,371	—	—	$40,495,371

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, bank overdraft in the amount of $1,478 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2013.

See Notes to Financial Statements.

12	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Statement of Assets and Liabilities

September 30, 2013
Assets
Investments at value — unaffiliated (cost — $41,600,421)	$51,857,097
Investments at value — affiliated (cost — $1,359,857)	1,360,737
Investments sold receivable	132,252
Capital shares sold receivable	131
Dividends receivable	51,041
Receivable from Manager	790
Prepaid expenses	8,174

Total assets	53,410,222

Liabilities
Bank overdraft	1,478
Payable to broker for short sales	6,159
Investments sold short at value (proceeds — $11,895,517)	12,722,463
Investments purchased payable	231,292
Dividends on short sales payable	2,653
Interest expense payable	3,526
Capital shares redeemed payable	11,469
Investment advisory fees payable	37,735
Service and distribution fees payable	9,618
Officer’s and Directors’ fees payable	954
Other affiliates payable	307
Other accrued expenses payable	85,070

Total liabilities	13,112,724

Net Assets	$40,297,498

Net Assets Consist of
Paid-in capital	$35,559,211
Accumulated net investment loss	(68,859)
Accumulated net realized loss	(4,623,464)
Net unrealized appreciation/depreciation	9,430,610

Net Assets	$40,297,498

Net Asset Value
Institutional
Net assets	$15,372,776

Shares outstanding, 400 million shares authorized, $0.10 par value	1,232,236

Net asset value	$12.48

Investor A
Net assets	$17,791,584

Shares outstanding, 300 million shares authorized, $0.10 par value	1,446,700

Net asset value	$12.30

Investor C
Net assets	$7,133,138

Shares outstanding, 400 million shares authorized, $0.10 par value	601,173

Net asset value	$11.87

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	13

Statement of Operations

Year Ended September 30, 2013
Investment Income
Dividends — unaffiliated	$782,253
Dividends — affiliated	8,907
Foreign taxes withheld	(2,681)

Total income	788,479

Expenses
Investment advisory	432,234
Service — Investor A	41,582
Service and distribution — Investor C	68,786
Transfer agent — Institutional	11,999
Transfer agent — Investor A	12,818
Transfer agent — Investor C	9,253
Professional	60,198
Registration	41,662
Custodian	17,284
Accounting services	16,998
Printing	4,838
Officer and Directors	4,648
Miscellaneous	3,222

Total expenses excluding dividend expense, stock loan fees and interest expense	725,522
Dividend expense	143,799
Stock loan fees	66,991
Interest expense	44,252

Total expenses	980,564
Less fees waived and/or reimbursed by Manager	(71,778)
Less transfer agent fees reimbursed — Institutional	(11,977)
Less transfer agent fees reimbursed — Investor A	(5,952)
Less transfer agent fees reimbursed — Investor C	(8,752)

Total expenses after fees waived and/or reimbursed	882,105

Net investment loss	(93,626)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,188,077
Foreign currency transactions	(7)
Short sales	(574,631)

2,613,439

Net change in unrealized appreciation/depreciation on:
Investments	3,889,549
Short sales	(747,350)

3,142,199

Total realized and unrealized gain	5,755,638

Net Increase in Net Assets Resulting from Operations	$5,662,012

See Notes to Financial Statements.

14	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income (loss)	$(93,626)	$2,831
Net realized gain	2,613,439	4,810
Net change in unrealized appreciation/depreciation	3,142,199	10,832,065

Net increase in net assets resulting from operations	5,662,012	10,839,706

Dividends to Shareholders From[1]
Net investment income:
Institutional	(7,054)	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	70,780	(10,290,946)

Net Assets
Total increase in net assets	5,725,738	548,760
Beginning of year	34,571,760	34,023,000

End of year	$40,297,498	$34,571,760

Undistributed (distributions in excess of) net investment income, end of year	$(68,859)	$7,054

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	15

Statement of Cash Flows

Year Ended September 30, 2013
Cash Used for Operating Activities
Net increase in net assets resulting from operations	$5,662,012
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in dividends receivable	(27,049)
Increase in receivable from Manager	(201)
Increase in prepaid expenses	(8,153)
Increase in payable to broker for short sales	6,159
Decrease in dividends on short sales payable	(6,816)
Increase in interest expense payable	3,526
Increase in investment advisory fees payable	25,352
Increase in service and distribution fees payable	896
Increase in Officer’s and Directors’ fees payable	685
Decrease in other affiliates payable	(259)
Decrease in other accrued expense payable	(7,279)
Net realized and unrealized gain on investments and short sales	(5,755,645)
Proceeds from sales of long-term investments	32,792,876
Purchases of long-term investments	(30,569,770)
Proceeds from investments sold short	31,890,535
Purchases to cover investments sold short	(33,328,947)
Net payments from purchases of short-term securities	(705,033)

Cash used for operating activities	(27,111)

Cash Provided by Financing Activities
Proceeds from shares sold	11,219,644
Payments on shares redeemed	(11,193,167)
Cash dividends paid to shareholders	(1,771)
Increase in bank overdraft	1,478

Cash provided by financing activities	26,184

Cash
Net decrease in cash	(927)
Cash at beginning of year	927

Cash at end of year	$—

Cash Flow Information
Reinvestment of dividends and distributions	$5,283

Cash paid during the period for interest and stock loan fees	$107,717

See Notes to Financial Statements.

16	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Financial Highlights

	Institutional
	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008
	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$10.58	$8.11	$7.98	$7.58	$6.98	$10.00

Net investment income (loss)[2]	0.01	0.03	(0.03)	0.05	0.06	(0.16)
Net realized and unrealized gain (loss)	1.90	2.44	0.16	0.51	0.54	(2.86)

Net increase (decrease) from investment operations	1.91	2.47	0.13	0.56	0.60	(3.02)

Dividends from net investment income[3]	(0.01)	—	—	(0.16)	—	—

Net asset value, end of period	$12.48	$10.58	$8.11	$7.98	$7.58	$6.98

Total Investment Return[4]
Based on net asset value	18.03%	30.46%	1.63%	7.46%	8.60%[5]	(30.20)%[5]

Ratios to Average Net Assets
Total expenses	2.41%	2.51%	2.56%	4.11%	3.81%[6]	4.14%[6]

Total expenses after fees waived and reimbursed	2.12%	2.25%	2.08%	1.50%	1.33%[6]	3.85%[6]

Total expenses after fees waived and reimbursed and excluding dividend expense	1.72%	1.86%	1.72%	0.91%	0.85%[6]	3.23%[6]

Total expenses after fees waived and reimbursed and excluding dividend expense, stock loan fees and interest expense	1.41%	1.50%	1.50%	0.66%	0.44%[6]	2.90%[6]

Net investment income (loss)	0.07%	0.29%	(0.29)%	0.66%	1.05%[6]	(2.04)%[6]

Supplemental Data
Net assets, end of period (000)	$15,373	$12,050	$16,688	$2,700	$3,630	$14,672

Portfolio turnover	65%	172%	126%	192%	193%	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	17

Financial Highlights (continued)

	Investor A
	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008
	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$10.46	$8.04	$7.93	$7.55	$6.96	$10.00

Net investment income (loss)[2]	(0.03)	(0.00)[3]	(0.05)	0.02	0.07	(0.17)
Net realized and unrealized gain (loss)	1.87	2.42	0.16	0.51	0.52	(2.87)

Net increase (decrease) from investment operations	1.84	2.42	0.11	0.53	0.59	(3.04)

Dividends from net investment income[4]	—	—	—	(0.15)	—	—

Net asset value, end of period	$12.30	$10.46	$8.04	$7.93	$7.55	$6.96

Total Investment Return[5]
Based on net asset value	17.59%	30.10%	1.39%	7.02%	8.48%[6]	(30.40)%[6]

Ratios to Average Net Assets
Total expenses	2.65%	2.79%	2.90%	4.37%	4.14%[7]	4.18%[7]

Total expenses after fees waived and reimbursed	2.42%	2.59%	2.36%	1.84%	1.26%[7]	4.14%[7]

Total expenses after fees waived and reimbursed and excluding dividend expense	2.02%	2.19%	2.00%	1.25%	0.76%[7]	3.51%[7]

Total expenses after fees waived and reimbursed and excluding dividend expense, stock loan fees and interest expense	1.71%	1.80%	1.79%	1.00%	0.33%[7]	3.18%[7]

Net investment income (loss)	(0.24)%	(0.02)%	(0.54)%	0.30%	1.16%[7]	(2.30)%[7]

Supplemental Data
Net assets, end of period (000)	$17,792	$15,935	$10,749	$2,536	$2,798	$1,815

Portfolio turnover	65%	172%	126%	192%	193%	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Dividends are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Financial Highlights (concluded)

	Investor C
	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008
	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$10.16	$7.87	$7.82	$7.45	$6.91	$10.00

Net investment income (loss)[2]	(0.10)	(0.07)	(0.10)	(0.03)	0.03	(0.23)
Net realized and unrealized gain (loss)	1.81	2.36	0.15	0.50	0.51	(2.86)

Net increase (decrease) from investment operations	1.71	2.29	0.05	0.47	0.54	(3.09)

Dividends from net investment income[3]	—	—	—	(0.10)	—	—

Net asset value, end of period	$11.87	$10.16	$7.87	$7.82	$7.45	$6.91

Total Investment Return[4]
Based on net asset value	16.83%	29.10%	0.64%	6.29%	7.81%[5]	(30.90)%[5]

Ratios to Average Net Assets
Total expenses	3.46%	3.57%	3.83%	5.14%	4.88%[6]	4.46%[6]

Total expenses after fees waived and reimbursed	3.14%	3.28%	3.04%	2.54%	1.99%[6]	4.43%[6]

Total expenses after fees waived and reimbursed and excluding dividend expense	2.74%	2.88%	2.70%	1.95%	1.50%[6]	4.23%[6]

Total expenses after fees waived and reimbursed and excluding dividend expense, stock loan fees and interest expense	2.43%	2.50%	2.50%	1.70%	1.07%[6]	3.90%[6]

Net investment income (loss)	(0.95)%	(0.70)%	(1.13)%	(0.40)%	0.41%[6]	(3.03)%[6]

Supplemental Data
Net assets, end of period (000)	$7,133	$6,587	$6,586	$4,213	$5,466	$3,804

Portfolio turnover	65%	172%	126%	192%	193%	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	19

Notes to Financial Statements

1. Organization:

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Large Cap Core Plus Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of foreign-denominated equity and fixed income investments held for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on those investments held are not segregated in the Statement of Operations from the effects of changes in market prices and are included as a component of net unrealized gain (loss) from investments. The Fund does not isolate

20	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices upon the sale of foreign-denominated equity investments for financial reporting purposes and are included as a component of net realized gain (loss) from investments. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain (loss) upon the sale or maturity of foreign-denominated fixed income investments and are categorized as net realized gain (loss) from foreign currency transactions for financial reporting which may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations for the Fund’s US federal income tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro-rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	21

Notes to Financial Statements (continued)

proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away, from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended September 30, 2013
Net Realized Gain (Loss) from
Foreign currency exchange contracts:
Foreign currency transactions	$(7)

For the year ended September 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1	[1]
Average US dollar amounts purchased	$3,175	[1]

[1]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.20%
$1 Billion - $3 Billion	1.13%
$3 Billion - $5 Billion	1.08%
$5 Billion - $10 Billion	1.04%
Greater than $10 Billion	1.02%

Effective June 1, 2013, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other Fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.38% for Institutional; 1.65% for Investor A; and 2.39% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the independent trustees.

22	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)

Prior to June 1, 2013, the Manager had voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitations as a percentage of average daily net assets were as follows: 1.50% for Institutional; 1.80% for Investor A; and 2.50% for Investor C.

For the year ended September 30, 2013, the Manager waived or reimbursed $71,031, which is included in fees waived and/or reimbursed by Manager in the Statement of Operations.

The Manager also reimbursed the Fund for transfer agent fees which are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by Manager in the Statement of Operations. For the year ended September 30, 2013, the Manager waived $747.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended September 30, 2013, the Fund reimbursed the Manager $362 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and separate Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended September 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares were $2,488.

For the year ended September 30, 2013, the affiliates received the following CDSCs as follows:

Investor A	Investor C
$—	$1,453

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Institutional	$90
Investor A	$673
Investor C	$462

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2013, were $30,299,141 and $32,240,071, respectively.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2013 attributable to a net operating loss and foreign currency transactions were reclassified to the following accounts:

Paid-in capital	$(24,774)
Accumulated net investment loss	$24,767
Accumulated net realized loss	$7

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	9/30/13	9/30/12
Ordinary income	$7,054	—
Long-term capital gains	—	—
Total	$7,054	—

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	23

Notes to Financial Statements (continued)

As of September 30, 2013, the tax components of accumulated net earnings were as follows:

Capital loss carryforwards	$(4,432,215)
Net unrealized gains[1]	9,246,866
Qualified late-year losses[2]	(76,364)

Total	$4,738,287

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on constructive sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ended September 30, 2014.

As of September 30, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains of $4,432,215, all of which expires in 2017.

During the year ended September 30, 2013, the Fund utilized $2,257,273 of its capital loss carryforward.

As of September 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$43,144,021

Gross unrealized appreciation	$10,582,709
Gross unrealized depreciation	(508,896)

Net unrealized appreciation	$10,073,813

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended September 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of September 30, 2013, the Fund invested a significant portion of its assets in securities in the Information Technology and Financial sectors. Changes in economic conditions affecting the Information Technology and Financial sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	507,421	$6,020,226	1,678,905	$15,932,506
Shares issued in reinvestment of dividends	497	5,283	—	—
Shares redeemed	(414,146)	(4,621,449)	(2,596,959)	(25,985,705)

Net increase (decrease)	93,772	$1,404,060	(918,054)	$(10,053,199)

24	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Notes to Financial Statements (concluded)

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Investor A
Shares sold	339,115	$3,984,036	990,111	$9,222,606
Shares redeemed	(416,289)	(4,800,035)	(803,051)	(7,675,280)

Net increase (decrease)	(77,174)	$(815,999)	187,060	$1,547,326

Investor C
Shares sold	105,609	$1,177,524	174,291	$1,627,175
Shares redeemed	(152,596)	(1,694,805)	(363,011)	(3,412,248)

Net decrease	(46,987)	$(517,281)	(188,720)	$(1,785,073)

Total Net Increase (Decrease)	(30,389)	$70,780	(919,714)	$(10,290,946)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	25

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Core Plus Fund and Board of Directors of BlackRock Large Cap Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core Plus Fund (the “Fund”), a series of BlackRock Large Cap Series Funds, Inc., as of September 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core Plus Fund as of September 30, 2013, the results of its operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2013

Important Tax Information (Unaudited)

The entire amount of the ordinary income distribution paid by BlackRock Large Cap Core Plus Fund, Inc. during the fiscal year ended September 30, 2013 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

26	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) met in person on April 11, 2013 (the “April Meeting”) and May 20-22, 2013 (the “May Meeting”) to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Corporation’s investment advisor, on behalf of BlackRock Large Cap Core Plus Fund, a series of the Corporation (the “Fund”). The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Corporation’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation with respect to the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

28	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the third, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and will monitor the Fund’s performance in the coming year.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock had voluntarily agreed to a cap on the Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, BlackRock agreed to contractually further limit the Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets to a specified amount, on a class-by-class basis, as applicable. These reductions, which may result in savings to shareholders, became effective June 1, 2013.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation with respect to the Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

30	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with the Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 109 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 109 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 109 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 109 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.	33 RICs consisting of 109 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 109 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010	33 RICs consisting of 109 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 109 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 109 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 109 Portfolios	None

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	31

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with the Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 109 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 109 Portfolios	None

[1]     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]     Date shown is the earliest date a person has served for the Corporation covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 283 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 283 Portfolios	None

[3]     Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Corporation based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

32	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Officers and Directors (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Corporation	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Corporation serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Corporation 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	33

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

34	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2013	35

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LCCP-9/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Large Cap Core Plus Fund	$33,013	$31,000	$0	$2,500	$7,100	$6,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Large Cap Core Plus Fund	$7,100	$9,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: December 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: December 3, 2013

5